NEGATIVE PLEDGE AGREEMENT THIS NEGATIVE PLEDGE AGREEMENT (this “Agreement”) is made and entered into as of this 18th day of November, 2021, by BRT Apartments Corp., a corporation organized under the laws of the State of Maryland, TRB Holdings LLC, TRB Avondale LLC, Avondale 212, LLC, TRB Woodlands LLC and Woodlands 236 LLC, each a limited liability company organized under the laws of the State of Delaware, each with their respective principal place of business at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (collectively, the “Covenanting Party”), and delivered to VNB New York, LLC (“Lender”), with an address at One Penn Plaza, New York, NY in consideration of Lender agreeing to make revolving credit loans to BRT Apartments Corp. (“Borrower”) pursuant to a Loan Agreement dated November 18, 2021 (as the same may be amended, supplemented or otherwise modified, the “Loan Agreement”) and which requires, inter alia that Covenanting Party shall have executed and delivered this Agreement to Lender pursuant to Section 3.01 and 5.01 of the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement. 1. Negative Pledge. So long as the Obligations shall remain outstanding, or so long as the Commitment shall remain in effect, Covenanting Party shall not, without the prior written consent of Lender: (a) directly or indirectly, create, incur, assume or permit or suffer to exist, any Lien on any of the Property, other than Liens permitted by the Loan Agreement; or (b) sell, convey or transfer, or permit the sale, conveyance or transfer, of any of the Property, except as may be permitted by the Loan Agreement. 2. Definitions. The following terms as used herein shall have the following meanings: “Lien” shall mean any interest in property securing an obligation whether such interest is based on the common law, statute or contract, and including but not limited to a security interest arising from a security agreement, an encumbrance, pledge, conditional pledge or mortgage, or a lease, consignment or bailment for security purposes. “Personal Property” shall mean all personal property and assets of Covenanting Party located at or on, or otherwise related to, the Real Property, whether now owned or hereafter acquired, including, without limitation, all now owned or hereafter acquired Equipment, Inventory, Documents, Accounts, Chattel Paper, Investment Property, Instruments, General Intangibles, Deposit Accounts and Letter of Credit Rights, all such items which are or become Fixtures. Capitalized terms used in this definition shall have the meanings given to such terms in Article 9 of the Uniform Commercial Code of the State of New York. “Property” shall mean all Personal Property and the Real Property. “Real Property” shall mean all of Covenanting Party’s interests, whether direct or indirect, whether now owned or hereafter acquired, and wherever located, in and to the real property located at 2793 E. College Avenue, Decatur, Georgia, County of DeKalb and 140 North Davis Road, LaGrange, Georgia, County of Troup. Exhibit 10.4

2 3. Representations and Warranties; Covenants. Covenanting Party hereby represents and warrants to Lender that: (a) this Agreement and all other documents or agreements at any time hereafter delivered by Covenanting Party to Lender in connection herewith have been duly authorized, and upon their execution and delivery to Lender will constitute legal, valid and binding agreements and obligations of Covenanting Party, enforceable in accordance with their respective terms; (b) the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under Covenanting Party’s organizational documents or any contractual obligation of Covenanting Party; (ii) result in the creation or imposition of any Lien upon any of Covenanting Party’s properties pursuant to the terms of any such contractual obligation or (iii) violate any law, rule or regulation applicable to Covenanting Party; and (c) this Agreement is executed at Borrower’s request in order to induce Lender to extend or maintain the Commitment. 4. Interpretation. In this Agreement, unless Lender and Covenanting Party otherwise agree in writing, (a) the singular includes the plural and the plural the singular; (b) references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; (c) the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; (d) references to sections or exhibits are to those of this Agreement; (e) terms defined in Article 9 of the Uniform Commercial Code of the State of New York and not otherwise defined in this Agreement are used as defined in such Article; (f) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (g) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such agreement (or such certificate or document); (h) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to such agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (i) references to any agreement refer to that agreement as from time to time amended, restated, supplemented, extended, renewed, replaced or otherwise modified or as the terms of such agreement are waived or modified in accordance with its terms; (j) references to any person or entity include that person’s or entity’s successors and assigns; and (k) terms in one gender include the parallel terms in the neuter and opposite gender. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. 5. Notices. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each such other party at his, her or its address first set forth above, or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made in the manner set forth in the Loan Agreement. 6. Costs and Expenses. Covenanting Party shall reimburse Lender immediately upon demand the full amount of all payments, advances, charges, costs and expenses, whether or not collection is instituted hereon, including reasonable attorneys’ fees (to include outside counsel fees and all allocated costs of Lender’s in-house counsel), expended or incurred by Lender in connection with (a) the enforcement of Lender’s rights and/or the collection of any amounts which become due to Lender under this Agreement, and (b) the prosecution or defense of any action in any way related to this Agreement, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in any civil action, lawsuit, arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any Bankruptcy proceeding (including without limitation, any adversary

3 proceeding, contested matter or motion brought by Lender or any other person) relating to Covenanting Party or any other person or entity. 7. Limitation of Liability. To the fullest extent permitted by applicable law, Covenanting Party shall not assert, and hereby waives any claim against Lender, on any theory of liability, for special, indirect, consequential or punitive damages arising out of, in connection with or as a result of, this Agreement, the transactions contemplated hereby or thereby or any loan advance or letter of credit or the use of the proceeds thereof. 8. Amendments, Modifications, Etc. No amendment, modification or waiver of any provision of this Agreement nor consent to any departure by Covenanting Party therefrom shall be effective unless the same shall be in writing and signed by Lender or other party to be charged, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, Lender may modify this Agreement for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that Lender shall send a copy of any such modification to Covenanting Party (which may be sent by electronic mail). 9. No Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise by Lender of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by any other instrument or document or under applicable law. 10. Successors and Assigns. This Agreement and the terms hereof shall be binding upon and inure to the benefit of Lender and its successors and assigns, including subsequent holders hereof, and Covenanting Party and its legal representatives, successors and assigns; provided, however that Covenanting Party may not assign or transfer its interests or rights hereunder (whether by operation of law or otherwise) without Lender’s prior written consent, which Lender may withhold in its sole and absolute discretion. 11. Counterparts; Electronic Transmission. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Agreement. Delivery of any executed counterpart of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Covenanting Party acknowledges that information and documents relating to this Agreement and the credit accommodations referred to herein may be transmitted through electronic means. 12. Indemnity. Covenanting Party agrees to indemnify each of Lender, each legal entity, if any, who controls, is controlled by or is under common control with Lender, and each of their respective directors, officers and employees (the “Indemnified Parties”), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of Covenanting Party), whether in connection with or arising out of or relating to (a) the matters referred to in this Agreement or the use of any advance with respect hereto, (b) any breach of a representation, warranty or covenant by Covenanting Party, or (c) any suit, action, claim, proceeding or governmental investigation, pending or threatened, relating to the Loan or the Property, whether based on statute, regulation or order, or tort, or contract or otherwise, before any

4 court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct, as determined by a final and non-appealable decision of a court of competent jurisdiction. The indemnity agreement contained in this Section shall survive the termination or revocation of this Agreement, payment of any advance hereunder and the assignment of any rights hereunder, or entry of judgment hereon. Covenanting Party may participate at its expense in the defense of any such action or claim. 13. GOVERNING LAW. THIS AGREEMENT WAS ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF ANY CREDIT ACCOMMODATION HEREUNDER WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICT OF LAWS WHICH WOULD OR MIGHT MAKE THE LAWS OF ANY OTHER JURISDICTION APPLICABLE) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, COVENANTING PARTY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT. 14. VENUE; JURISDICTION. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR COVENANTING PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, AND COVENANTING PARTY AGREES SUCH COURT SHALL HAVE JURISDICTION IN ANY SUIT, ACTION, OR PROCEEDING BETWEEN COVENANTING PARTY AND LENDER. COVENANTING PARTY FURTHER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, BETWEEN COVENANTING PARTY AND LENDER, AND HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT. COVENANTING PARTY DOES HEREBY AGREE THAT SERVICE OF PROCESS UPON COVENANTING PARTY AT ITS NOTICE ADDRESS AS SET FORTH IN SECTION 5 HEREOF BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON COVENANTING PARTY IN ANY SUCH SUIT, ACTION OR PROCEEDING AT THE TIME RECEIVED OR REFUSED BY COVENANTING PARTY AND SHALL CONSTITUTE “PERSONAL DELIVERY” THEREOF. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST COVENANTING PARTY IN ANY OTHER JURISDICTIONS. 15. WAIVER OF JURY TRIAL. COVENANTING PARTY (a) KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT COVENANTING PARTY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO, AND IN, ANY ACTION OR OTHER LEGAL PROCEEDING OF ANY NATURE, RELATING TO (i) THIS AGREEMENT, ANY CREDIT ACCOMMODATION PROVIDED WITH RESPECT HERETO, (ii) ANY TRANSACTION CONTEMPLATED IN ANY SUCH LOAN DOCUMENTS

5 OR (iii) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY COLLATERAL OR ANY OTHER LOAN DOCUMENT AND (b) CERTIFIES THAT (i) NEITHER LENDER, ANY AFFILIATE OF LENDER NOR ANY REPRESENTATIVE OF LENDER OR ANY SUCH AFFILIATE HAS REPRESENTED TO COVENANTING PARTY THAT LENDER OR ANY SUCH AFFILIATE WILL NOT SEEK TO ENFORCE THE WAIVER MADE BY COVENANTING PARTY IN THIS PARAGRAPH, AND (ii) HE, SHE OR IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AS NECESSARY AND APPROPRIATE BY INDEPENDENT LEGAL COUNSEL. [NO FURTHER TEXT ON THIS PAGE; SIGNATURES FOLLOW]

(Signature Page to Negative Pledge Agreement) IN WITNESS WHEREOF, Covenanting Party has executed this Negative Pledge Agreement as of the date first written above. COVENANTING PARTY: AVONDALE 212, LLC, a Delaware limited liability company By: TRB Avondale LLC, a Delaware limited liability company, its sole member By: TRB Holdings LLC, a Delaware limited liability company, its sole member By: BRT Apartments Corp., a Maryland Corporation, its sole member By:_______________________________ Print Name: Print Title: WOODLANDS 236 LLC, a Delaware limited liability company By: TRB Woodlands LLC, a Delaware limited liability company, its sole member By: TRB Holdings LLC, a Delaware limited liability company, its sole member By: BRT Apartments Corp., a Maryland Corporation, its sole member By:_______________________________ Print Name: Print Title: [SIGNATURES CONTINUE ON FOLLOWING PAGE]

(Signature Page to Negative Pledge Agreement) TRB AVONDALE LLC, a Delaware limited liability company By: TRB Holdings LLC, a Delaware limited liability company, its sole member By: BRT Apartments Corp., a Maryland Corporation, its sole member By:_______________________________ Print Name: Print Title: TRB WOODLANDS LLC, a Delaware limited liability company By: TRB Holdings LLC, a Delaware limited liability company, its sole member By: BRT Apartments Corp., a Maryland Corporation, its sole member By:_______________________________ Print Name: Print Title: TRB HOLDINGS LLC, a Delaware limited liability company By: BRT Apartments Corp., a Maryland Corporation, its sole member By:_______________________________ Print Name: Print Title: BRT APARTMENTS CORP., a Maryland Corporation By:_______________________________ Print Name: Print Title: COUNTY OF NEW YORK, STATE OF NEW YORK. On the ____ day of _________ in the year 20__ before me, the undersigned, a Notary Public in and for said State, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument. ______________________________ Notary Public

(Signature Page to Negative Pledge Agreement) In consideration of and as an inducement to VNB New York, LLC agreeing to make revolving credit loans to BRT Apartments Corp. pursuant to the Loan Agreement, the undersigned hereby acknowledges and agrees to the terms and conditions of the Negative Pledge Agreement and the other Loan Documents to which any Covenanting Party is a party, and joins in the agreements of the Covenanting Party under the Negative Pledge Agreement and the other Loan Documents to which any Covenanting Party is a party and agrees that all obligations of any Covenanting Party under the Negative Pledge Agreement and the other Loan Documents to which any Covenanting Party is a party shall be the obligations, jointly and severally, of the undersigned with the same force and effect as if the undersigned was a signatory to the Negative Pledge Agreement and the other Loan Documents to which any Covenanting Party is a party. All Capitalized terms shall have the meanings ascribed to them in the Negative Pledge Agreement to which this joinder is annexed. BRT Apartments Corp., a Maryland corporation By:__________________ Name: Title: